SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 16, 1998


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                   333-32591                       58-1897792
 (State or other                (Commission                     (IRS Employer
  jurisdiction                    File No.)                  Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                        30144
  (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5              Other Events.

                    The registrant distributed the Certificateholders  Statement
                    for  the  month  of  October  1998  to  the  Series   1997-2
                    Certificateholders on November 16, 1998.

Item 7(c).          Exhibits.

                    The  following  is filed as an exhibit to this report  under
                    Exhibit 28:

          99.1 Series 1997-2 Certificateholders Statement for the month of October 1998.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FNANB CREDIT CARD
                                       MASTER TRUST


                                       By:       FIRST NORTH AMERICAN
                                                 NATIONAL BANK, as
                                                 Transferor and Servicer


                                       By:
                                                 Michael T. Chalifoux
                                                 Chairman of the Board





Date:      November 16, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549












                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST

                                INDEX TO EXHIBITS



         Exhibit
         Number                     Exhibit


          99.1 Series 1997-2 Certificateholders Statement for the month of October 1998.